UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 11, 2026

HEICO CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-04604	65-0341002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 Taft Street, Hollywood, Florida 33021
(Address of Principal Executive Offices) (Zip Code)

(954) 987-4000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HEI	New York Stock Exchange
Class A Common Stock, $.01 par value per share	HEI.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 11, 2026, HEICO Corporation (the “Company”) entered into a fourth amendment (the "Fourth Amendment") to its Revolving Credit Agreement (the "Credit Agreement") with several banks and other financial institutions from time to time party thereto (collectively, the "Lenders") and Truist Bank (as successor by merger to SunTrust Bank), as Administrative Agent. Pursuant to the Fourth Amendment, the Lenders agreed to, among other things, (i) increase the capacity of the existing revolving credit facility (“Credit Facility”) from $2.0 billion to $2.2 billion, (ii) extend the maturity date of the Credit Agreement to June 11, 2031, (iii) modify the applicable rate to be calculated based upon the most recently published ratings for the Company’s senior unsecured, non-credit enhanced, long-term indebtedness for borrowed money, and (iv) release each subsidiary of the Company that had guaranteed the Obligations (as defined in the Credit Agreement) prior to June 11, 2026 (“Released Subsidiary”) from such subsidiary’s guarantee obligations under the Credit Facility (“Credit Facility Release”). As a result of the Credit Facility Release, each Released Subsidiary was also automatically released from such Released Subsidiary’s guarantee of the Company’s obligations under the securities issued under the Company’s Indenture dated July 27, 2023 (“Indenture”), and First Supplemental Indenture, dated July 27, 2023 (“First Supplemental Indenture”), being the Company’s outstanding 5.250% Notes due 2028 and outstanding 5.350% Notes due 2031 (“Indenture Obligations Release”).

This description of the Fourth Amendment is qualified in its entirety by reference to the copy of such agreement filed as Exhibit 10.1 to this report, which is incorporated by reference herein.

The description of the Indenture Obligations Release is qualified in its entirety by reference to the copies of the Indenture and the First Supplemental Indenture filed as Exhibit 4.1 and Exhibit 4.2, respectively, to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 27, 2023, which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Fourth Amendment to Revolving Credit Agreement, effective as of June 11, 2026, among HEICO Corporation, as Borrower, the Lenders from time to time party thereto and Truist Bank (as successor by merger to SunTrust Bank), as Administrative Agent.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEICO CORPORATION

Date: June 17, 2026	By:	/s/ CARLOS L. MACAU, JR.
Carlos L. Macau, Jr. Executive Vice President - Chief Financial Officer and Treasurer

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